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                                                           Exhibit 10.32

                               FIRST AMENDMENT TO
                         BRISBANE TECHNOLOGY PARK LEASE


         THIS FIRST AMENDMENT TO BRISBANE TECHNOLOGY PARK LEASE (this "First Amendment") is made as of this 26th day of February, 2001 by and between GAL-BRISBANE, L.P., a California limited partnership, as "Landlord," and INTERMUNE PHARMACEUTICALS, INC., a Delaware corporation, as "Tenant."

                                    RECITALS

         A. Landlord and Tenant entered into that certain Brisbane Technology Park Lease (the "Original Lease") dated as of December 18, 2000.

         B. Now Landlord and Tenant desire to amend the Original Lease as set forth herein.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Paragraph 5(a) of the Original Lease is hereby amended and restated, in its entirety, to read as follows:

                  TENANT'S USE. Subject to the provisions of PARAGRAPHS 5(b) AND
                  (c) hereof, Tenant shall use the Premises solely for office, administration, research and development, laboratory, marketing, pharmaceutical storage and distribution, manufacturing and warehousing purposes and for any other legal purpose permitted by the City of Brisbane, California, and shall not use the Premises for any other use or purpose.

         2.       This First Amendment is made effective as of December 18,
                  2000.

         3. Except as expressly amended hereby, the Original Lease shall remain in full force and effect.

         4. All references to the "Lease" in the Original Lease shall hereby be deemed to refer to the Original Lease as modified by this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

                             TENANT:

                             INTERMUNE PHARMACEUTICALS, INC.,
                             a Delaware corporation

                             By:      /s/ Stephen N. Rosenfield
                                      ------------------------
                                      Stephen N. Rosenfield, its Senior
                                      Vice President of Legal Affairs

                             By:
                                      ------------------------
                             Name:
                                      ------------------------
                             Its:
                                      ------------------------

                             LANDLORD:

                             GAL-BRISBANE, L.P., a California
                             limited partnership

                             By: Brisbane Tech LLC, a Delaware
                                 limited liability company, its general partner

                                 By: Stuhlmuller Real Estate, LLC, a Delaware
                                     limited liability company

                             By:    /s/ Roger C. Stuhlmuller
                                    ---------------------------------
                                    Roger C. Stuhlmuller, its manager